U.S. Securities and Exchange Commission

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 17, 2021

____________________

Commission File No. 033-09218

____________________

NextMart, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	000-26347 (Commission File Number)	41-0985135 (I.R.S. Employer Identification No.)

____________________

10119 E Winter Sun Drive Scottsdale, AZ	85262
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 499 6992

500 S Australian Ave,West Palm Beach FL 33401

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common and Preferred	NXMR	OTC MARKETS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT.

On June 17, 2021, a majority stakeholder Kathryn Gavin has acquired the controlling interest in the company from the current CEO and Chairman Miro Zecevic (“Zecevic”). This change in control transaction was completed off the market as a private transaction. The purchase includes 100% of controlling preferred shares formerly owned by the seller Zecevic.

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With the majority control purchase Ms. Kathryn Gavin was elected to the Board of Directors of NextMart, Inc., a Delaware corporation (the “Company” or “NXMR”).

Ms. Kathryn Gavin was approved as the interim of CEO, CFO, VP, Ops. President, Treasurer, and Secretary of NXMR.

Mr. Miro Zecevic, who has been serving as interim management, will no longer be doing be affiliated with the company and has resigned effective June 17, 2021.

With the purchase of control of NXMR, the new management terminated the services of its now current transfer agent Action Stock Transfer. The new transfer agent is Signature Stock Transfer, Inc. which is located at: Office in the Park, 14673 Midway Road, Suite 220, Addison, Texas 75001 (Phone 972-612-4120).

The company passed a resolution to file periodic Form 8-K (Current Reports) of the Company material events with SEC until such time OTC Markets grants the new management OTC codes to commence filings on OTC Markets.

With the control block purchase all other officers and directors were voted out and or terminated namely and not limited to:

COMPANY PAST AND FORMER OFFICERS, DIRECTORS, and CONTACTS

Wang Yihan - CEO

Miro Zecevic - CEO

Carla Zhou - CFO

Yu Huiyang - VP, Ops.

The Company new corporate address is 10119 E Winter Sun Drive Scottsdale, AZ 85262

ITEM 8.01 - OTHER EVENTS.

Emry Capital assigned debt of approximately $180,000 USD owing from NXMR to the new nonaffiliated creditor. A first tranche of $75,000 due to the Seller will be deposited in the escrow and to be paid to Emry Capital, the debt holder, for the Convertible note on Closing .

The Company current web site is https://nextmartcorporation.com/ the official social media Twitter account is @CorporationNxmr.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NextMart, Inc.

By:	/s/ Kathryn Gavin
Director

Date:  July 28, 2021